                                                                    EXHIBIT 23.4


             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



        As independent certified public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated November 4, 1994 on the Financial Statements of United Waste Service, Inc. included in Republic Industries, Inc.'s Form 8-K/A dated November 30, 1995 and to all references to our Firm included in this registration statement.




                                       JONES AND KOLB


Atlanta, Georgia
March 15, 1996